AMENDED AND RESTATED PROMISSORY NOTE

$14,380,873.20	January 31, 2010 Chicago, Illinois

1. Agreement to Pay. FOR VALUE RECEIVED, NNN Executive Center, LLC, a Delaware limited liability company (“NNN Borrower”), and the parties listed on Exhibit A attached hereto (collectively, “Additional Borrowers”) (NNN Borrower and Additional Borrowers are hereinafter individually and collectively referred to as “Borrower”, as the context may require, provided, however, that the context shall always be one which affords Lender the broadest possible rights and remedies under the Loan Documents and which permits Lender, in its discretion, to enforce the obligations and liabilities hereunder against one or more of the entities comprising Borrower), hereby promise to pay to the order of BANK OF AMERICA, N.A., a national banking association, successor by merger to LaSalle Bank National Association, its successors and assigns (“Lender”), the principal sum of Fourteen Million Three Hundred Eighty Thousand Eight Hundred Seventy-Three and 20/100 Dollars ($14,380,873.20) (“Loan”), or so much as may be now or hereafter disbursed by Lender to Borrower at the place and in the manner hereinafter provided, together with interest thereon at the rate or rates described below (the “Interest Rate”), and any and all other amounts which may be due and payable hereunder from time to time. As a condition to Lender’s acceptance of this Amended and Restated Promissory Note (this “Note”), Borrower has paid to Lender an amount equal to Eight Hundred Thousand and No/100 Dollars ($800,000.00), which amount was applied to pay down the aggregate indebtedness owing under the Prior Note (as defined herein) and the Mezzanine Loan (as defined in the Second Amendment, as defined herein). Thus, as of the date of this Note after giving effect to the Initial Paydown (as defined in the Second Amendment), the principal amount of $13,580,873.20 is outstanding hereunder. Borrower agrees and acknowledges that (a) this Note is not a revolving note, and (b) except as expressly set forth in the Second Amendment with respect to the Initial Paydown, Borrower shall not have any right to any advances under this Note. Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the Second Amendment.

2. Interest Rate.

2.1 BBA LIBOR Daily Floating Rate. The unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the BBA LIBOR Daily Floating Rate for that day plus four hundred fifty (450) basis points per annum. The “BBA LIBOR Daily Floating Rate” shall mean a fluctuating rate of interest per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by Lender from time to time) as determined for each Business Day at approximately 11:00 a.m. London time two (2) London Banking Days prior to the date in question, for U.S. Dollar deposits (for delivery on the first day of such interest period) with a one month term, as adjusted from time to time in Lender’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. A “London Banking Day” is a day on which banks in London are open for business and dealing in offshore dollars. Interest shall be computed for the actual number of days which have elapsed, on the basis of a 360-day year.

2.2 Alternative Rates. Lender may notify Borrower if the BBA LIBOR Daily Floating Rate is not available for any reason, or if Lender determines that no adequate basis exists for determining the BBA LIBOR Daily Floating Rate, or that the BBA LIBOR Daily Floating Rate will not adequately and fairly reflect the cost to Lender of funding the Loan, or that any applicable Law or regulation or compliance therewith by Lender prohibits or restricts or makes impossible the charging of interest based on the BBA LIBOR Daily Floating Rate. If Lender so notifies Borrower, then interest shall accrue and be payable on the unpaid principal balance of this Note at a fluctuating rate of interest equal to the Prime Rate of Lender plus four hundred fifty (450) basis points per annum, from the date of such notification by Lender until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, or until the Maturity Date of this Note (whether by acceleration, declaration, extension or otherwise), whichever is earlier to occur. The term “Prime Rate” means, on any day, the rate of interest per annum then most recently established by Lender as its “prime rate.” Any such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Lender to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and Lender may make various business or other loans at rates of interest having no relationship to such rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in Lender’s Prime Rate. If Lender (including any subsequent holder of this Note) ceases to exist or to establish or publish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal (or the average prime rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported.

2.3 Past Due Rate. If any amount payable by Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), such amount shall thereafter bear interest at the Past Due Rate (as defined below) to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable on demand, at a fluctuating rate per annum (the “Past Due Rate”) equal to the BBA LIBOR Daily Floating Rate plus seven hundred fifty (750) basis points.

3. Payment Terms.

3.1 Principal and Interest. Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows:

(a) Commencing on February 1, 2010, and on the first Business Day of each month thereafter through and including the month in which the Maturity Date occurs, interest accrued on the portions of this Note bearing interest at the rate set forth in Section 2 above shall be due and payable.

(b) Commencing on February 1, 2010, and on the first Business Day of each month thereafter through and including the month in which the Maturity Date occurs, principal payments of Fifty Thousand and No/100 Dollars ($50,000.00) shall be due and payable.

(c) Not later than fifteen (15) days following the end of each calendar quarter, Borrower shall pay to Lender all quarterly Net Operating Income, as defined herein (calculated based on actual Operating Expenses with no imputed or minimum Operating Expenses included for purpose of such calculation) available after payment of amounts due and payable pursuant to the Loan Documents, and shall with each such payment deliver a statement setting forth a detailed calculation of quarterly Net Operating income certified by an officer of Borrower.

(d) The unpaid principal balance of this Note, if not sooner paid or declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest thereon and any other amounts due and payable hereunder or under any other Loan Document (as hereinafter defined), shall be due and payable in the on the Maturity Date.

3.2 Application of Payments. Prior to the occurrence of an Event of Default, all payments and prepayments on account of the indebtedness evidenced by this Note shall be applied as follows: (a) first, to fees, expenses, costs and other similar amounts then due and payable to Lender, including, without limitation any prepayment premium, exit fee or late charges due hereunder, (b) second, to accrued and unpaid interest on the principal balance of this Note, (c) third, to the payment of principal due in the month in which the payment or prepayment is made, (d) fourth, to any escrows, impounds or other amounts which may then be due and payable under the Loan Documents (as hereinafter defined), (e) fifth, to any other amounts then due Lender hereunder or under any of the Loan Documents, and (f) last, to the unpaid principal balance of this Note in the inverse order of maturity. Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date or reduce the amount of any subsequent monthly payment of principal and interest due hereunder. After an Event of Default has occurred and is continuing, payments may be applied by Lender to amounts owed hereunder and under the Loan Documents in such order as Lender shall determine, in its sole discretion.

3.3 Method of Payments. All payments of principal and interest hereunder shall be paid by automatic debit, wire transfer, check or in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as Lender or the legal holder or holders of this Note may from time to time appoint in the payment invoice or otherwise in writing, and in the absence of such appointment, then at the offices of Lender at 135 South LaSalle Street, Suite 1225, Chicago, Illinois 60603, Attention: Commercial Real Estate. Payment made by check shall be deemed paid on the date Lender receives such check; provided, however, that if such check is subsequently returned to Lender unpaid due to insufficient funds or otherwise, the payment shall not be deemed to have been made and shall continue to bear interest until collected. Notwithstanding the foregoing, the final payment due under this Note must be made by wire transfer or other final funds.

3.4 Late Charge. Other than the last payment due on the Maturity Date, if any payment of interest or principal due hereunder is not made within seven days after such payment is due in accordance with the terms hereof (other than the payment due on the Maturity Date), then, in addition to the payment of the amount so due, Borrower shall pay to Lender a “late charge” of three cents for each whole dollar so overdue to defray part of the cost of collection and handling such late payment. Borrower agrees that the damages to be sustained by the holder hereof for the detriment caused by any late payment are extremely difficult and impractical to ascertain, and that the amount of three cents for each one dollar due is a reasonable estimate of such damages, does not constitute interest, and is not a penalty.

3.5 Prepayment. Borrower may prepay the principal balance of this Note, in full at any time or in part from time to time, without fee, premium or penalty, provided that: (a) Lender shall have actually received from Borrower prior written notice of (i) Borrower’s intent to prepay, (ii) the amount of principal which will be prepaid (the “Prepaid Principal”), and (iii) the date on which the prepayment will be made; (b) each prepayment shall be in the amount of $1,000.00 or a larger integral multiple of $1,000.00 (unless the prepayment retires the outstanding balance of this Note in full); and (c) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus accrued unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Lender under the Loan Documents on or before the date of prepayment but have not been paid. If this Note is prepaid in full, any commitment of Lender for further advances shall automatically terminate.

4. Maturity Date. All principal, interest and other sums due under the Loan Documents shall be due and payable in full on January 15, 2011 (the “Maturity Date”). Borrower shall have no right to extend the Maturity Date.

5. Refinancing of Loan. Borrower agrees that, at such time as the Loan is refinanced, Borrower shall permit Lender to offer a proposal for such refinancing upon Lender’s then-current underwriting standards. In the event that Borrower shall solicit refinancing proposals from any other bank or credit source, Borrower shall give Lender the right to offer to Borrower a proposal on similar or more favorable terms than other competing proposals. Notwithstanding the foregoing, Borrower acknowledges that Lender is under no obligation whatsoever to make any proposal to Borrower on any specific terms and conditions.

6. Security. This Note is secured by (i) a Deed of Trust, Security Agreement and Fixture Filing dated as of December 28, 2005 made by Borrower in favor of Lender creating a mortgage lien on certain real property (“Property”) legally described in Exhibit A attached thereto (as amended, restated, modified or supplemented, the “Deed of Trust”), (ii) an Assignment of Leases and Rents dated as of December 28, 2005 from Borrower to Lender (as amended, restated, modified or supplemented, the “Assignment”), (iii) a Guaranty (Securities Laws) dated as of December 28, 2005 from Triple Net Properties, LLC, a Virginia limited liability company, now known as Grubb & Ellis Realty Investors, LLC (“GERI”) to Lender (as amended, restated, modified, supplemented or reaffirmed, the “Securities Guaranty”), (iv) a Cash Management Agreement dated as of December 28, 2005 from Borrower to Lender (as amended, restated, modified or supplemented, the “Lockbox Agreement”), (v) an Environmental Indemnity Agreement dated as of December 28, 2005 from Borrower and GERI to Lender (as amended, restated, modified or supplemented, the “Environmental Indemnity”), (vi) a Guaranty of Payment dated as of December 28, 2005 from Anthony W. Thompson in favor of Lender (as amended, restated, modified, supplemented or reaffirmed, the “Thompson Guaranty”), (vii) a Guaranty of Payment dated February 26, 2009 from NNN Realty Advisors, Inc., a Delaware corporation (“NNN Realty Advisors”), in favor of Lender (as amended, restated, modified, supplemented or reaffirmed, the “NNN Guaranty” and, together with the Securities Guaranty and the Thompson Guaranty, collectively, the “Guaranties”), (viii) a First Modification to Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender dated as of October 16, 2006 (the “First Modification to Deed of Trust”), (ix) a First Amendment to Loan Documents dated as of December 28, 2009 by and among Borrower, Lender, GERI and NNN Realty Advisors (the “First Amendment”), (x) a Second Modification to Deed of Trust, Security Agreement and Fixture Filing dated as of December 28, 2009 made by Borrower in favor of Lender (the “Second Modification to Deed of Trust”), (xi) a Second Amendment to Loan Documents of even date herewith by and among Borrower, Lender, GERI, and NNN Realty Advisors (the “Second Amendment”), and (xii) a Third Modification to Deed of Trust, Security Agreement and Fixture Filing of even date herewith made by Borrower in favor of Lender (the “Third Modification to Deed of Trust”); this Note, the Deed of Trust, the Assignment, the Guaranties, the Indemnity Agreement, the Lockbox Agreement, the First Modification to Deed of Trust, the First Amendment, the Second Modification to Deed of Trust, the Second Amendment, the Third Modification to Deed of Trust and any other document now or hereafter given to evidence or secure payment of this Note or delivered to induce Lender to disburse the proceeds of the Loan, as such documents may hereafter be amended, restated or replaced from time to time, are hereinafter collectively referred to as the “Loan Documents”). Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

7. Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Note:

7.1 the failure by Borrower to pay (i) any installment of principal or interest payable pursuant to this Note within five (5) days after the date when due, or (ii) any other amount payable to Lender under this Note the Deed of Trust or any of the other Loan Documents within five (5) days after the date when any such payment is due in accordance with the terms hereof or thereof, or (iii) the outstanding Principal Amount and all outstanding and accrued and unpaid interest in full on the Maturity Date; or

7.2 the occurrence of any “Event of Default” under the Deed of Trust or any of the other Loan Documents; or

7.3 the occurrence of the dissolution, insolvency, winding-up, death or legal incompetency, as applicable, of any guarantor of the Loan; or

7.4 The occurrence of an Event of Default pursuant to Section 17 or 18 below.

8. Remedies. At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon and any other amounts due hereunder, shall be and become immediately due and payable in full upon the occurrence of any Event of Default. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of any subsequent Event of Default. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof; as provided in this Note, the Deed of Trust and in all of the other Loan Documents are cumulative and concurrent, and may be pursued singly, successively or together against Borrower, any guarantor, the Property and any other security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part hereof, Borrower promises and agrees to pay all costs of collection, including reasonable attorneys’ fees and court costs.

9. Covenants and Waivers. Borrower and all others who now or may at any time become liable for all or any part of the obligations evidenced hereby, expressly agree hereby to be jointly and severally bound, and jointly and severally: (i) waive and renounce any and all homestead, redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, notice of protest, notice of intent to accelerate and notice of acceleration; (iii) except as expressly provided in the Loan Documents, waive any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of each Borrower, guarantor, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such makers, endorsers, guarantors or other obligors, or security shall not affect the liability of Borrower, any guarantor and all others now liable for all or any part of the obligations evidenced hereby. This provision is a material inducement for Lender making the Loan to Borrower.

10. Other General Agreements.

10.1 Time is of the essence hereof.

10.2 This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Illinois. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

10.3 Lender shall not be construed for any purpose to be a partner, joint venturer, agent or associate of Borrower or of any lessee, operator, concessionaire or licensee of Borrower in the conduct of its business, and by the execution of this Note, Borrower agrees to indemnify, defend, and hold Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by Lender as a result of a claim that Lender is such partner, joint venturer, agent or associate.

10.4 This Note has been made and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Borrower will be disbursed in Chicago, Illinois.

10.5 If this Note is executed by more than one party the obligations and liabilities of each Borrower under this Note shall be joint and several and shall be binding upon and enforceable against each Borrower and their respective successors and assigns. This Note shall inure to the benefit of and may be enforced by Lender and its successors and assigns.

10.6 If any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Borrower and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

10.7 If the interest provisions herein or in any of the Loan Documents shall result, at any time during the Loan, in an effective rate of interest which, for any month, exceeds the limit of usury or other laws applicable to the Loan, all sums in excess of those lawfully collectible as interest of the period in question shall, without further agreement or notice between or by any party hereto, be applied upon principal immediately upon receipt of such monies by Lender, with the same force and effect as though the payer has specifically designated such extra sums to be so applied to principal and Lender had agreed to accept such extra payment(s) as a premium-free prepayment. Notwithstanding the foregoing, however, Lender may at any time and from time to time elect by notice in writing to Borrower to reduce or limit the collection to such sums which, when added to the said first-stated interest, shall not result in any payments toward principal in accordance with the requirements of the preceding sentence. In no event shall any agreed to or actual exaction as consideration for this Loan transcend the limits imposed or provided by the law applicable to this transaction or the makers hereof in the jurisdiction in which the Property are located for the use or detention of money or the forbearance in seeking its collection.

10.8 Lender may at any time assign its rights in this Note and the Loan Documents, or any part thereof and transfer its rights in any or all of the collateral, and Lender thereafter shall be relieved from all liability with respect to such collateral. In addition, Lender may at any time sell one or more participations in the Note. Borrower may not assign its interest in this Note, or any other agreement with Lender or any portion thereto either voluntarily or by operation of law, without the prior written consent of Lender.

11. Notices. All notices required under this Note will be in writing and will be transmitted in the manner and to the addresses or facsimile numbers required by the Deed of Trust, or to such other addresses or facsimile numbers as Lender and Borrower may specify from time to time in writing.

12. Consent to Jurisdiction. TO INDUCE LENDER TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED IN THE DEED OF TRUST AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

13. Waiver of Jury Trial. BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS NOTE OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS NOTE OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

14. Partial Guaranty Loan.

14.1 Subject to the terms of Section 14.2 below, this Note is payable only out of the property specifically described in the Deed of Trust and the other Loan Documents, by the enforcement of the provisions contained in the Loan Documents and out of any other property, security or guaranties given for the Loan and accordingly;

(a) No personal liability shall be asserted or be enforceable against Borrower, its partners, officers or members, as applicable, or against its successors or assigns because of or in respect of this Note, or the making, issue or transfer hereof, all such liability, if any, being expressly waived by the Lender;

(b) In case of default in the payment of this Note, the sole remedies of the Lender shall be (i) foreclosure of the Deed of Trust in accordance with the terms and provisions thereof (ii) enforcement of the other Loan Documents, and (iii) enforcement of or realization upon any other property and security given for the Loan, if any;

(c) Nothing herein contained shall be deemed a waiver by the Lender of any right which the Lender may have pursuant to Sections 506(a), 506(b), and 1111 (b) or any other provision of the Bankruptcy Code of the United States (the “Bankruptcy Code”) to file a claim for the full amount of the Loan or to require that all collateral or security for the Loan shall continue to secure the entire amount of the Loan in accordance with the Loan Documents; and

(d) Nothing herein contained shall affect or impair the liability or obligation of any guarantor, co-maker or other person who by separate instrument shall be or become liable upon or obligated for any of the Loan or any of the covenants or agreements contained in the Loan Documents.

14.2 Notwithstanding the provisions of subparagraph 14.1 above, Borrower and Guarantors shall at all times that any amounts remain outstanding under this Note have joint and several liability for payment of the following amounts:

(a) all amounts due and owing by Borrower under the Note and the Loan Documents if (i) there is fraud by Borrower, its partners, shareholders, members, officers or directors, as the case may be, or any Guarantor with respect to the Loan, (ii) a transfer or lien in violation of Paragraph 15 or 16 of the Deed of Trust occurs, (iii) Borrower contests, delays or otherwise hinders any action taken by the Lender in connection with the appointment of a receiver for the Property or the foreclosure of the liens, mortgages or other security interests created by any of the Loan Documents, or (iv) Borrower voluntarily files for bankruptcy or is involuntarily placed into bankruptcy by Guarantor or any member in Borrower or any representative of Borrower or any such party, and such involuntary bankruptcy is not dismissed within sixty (60) days after the filing thereof; and

(b) the Additional Liabilities (as hereinafter defined) without regard to the limitation of liability set forth above, which amount shall be due and payable to the Lender on demand. As used herein, the “Additional Liabilities” shall mean an amount equal to the sum of the following:

(i) all expenses and costs incurred by or on behalf of the Lender (including, without limitation, expenses and reasonable attorneys’ fees) in enforcing the rights and remedies of the Lender under this section, together with all interest calculated at the Default Rate until paid on all amounts owed by the Guarantor which accrues from and after the date the Lender’s demand for payment is delivered to the Guarantor;

(ii) all damages, expenses or costs suffered or incurred by the Lender as a result of any material misrepresentation in any of the Loan Documents;

(iii) all damages expenses or costs suffered or incurred by the Lender as a result of physical waste with respect to any portion of the Property;

(iv) all damages, expenses or costs suffered or incurred by the Lender as a result of the removal or disposal of any property in which the Lender has a security interest in violation of the terms and conditions of the Loan Documents;

(v) all damages, expenses or costs suffered or incurred by the Lender as a result of claims for compensation asserted by any real estate broker not employed by the Lender or as a result of any such broker’s liens on the Property or mechanic’s or materialmen’s liens not expressly permitted or contested under the Deed of Trust;

(vi) all damages, expenses or costs suffered or incurred by the Lender as a result of the application of any insurance proceeds or condemnation awards (to the full extent of such proceeds or awards) not permitted by the Deed of Trust or the failure of Borrower to maintain the insurance coverages required by the Deed of Trust;

(vii) all revenues received by or on behalf of Borrower from the operation or ownership of the Property after the Lender has notified Borrower of a Default under any of the provisions of the Loan Documents, less only that portion of such revenues which is (A) actually used by Borrower to operate the Property in the ordinary course of business and such use is in accordance with an operating budget approved by the Lender or otherwise approved in writing by the Lender or (B) paid to the Lender;

(viii) all security deposits provided for in any leases for any part of the Property (together with interest thereon to the extent that interest is payable under such leases) which are not (A) used in the ordinary course of business in accordance with the terms of such leases to cure defaults by tenants depositing the same, (B) returned to tenants in accordance with the terms of the leases, or (C) paid over to the Lender, and all lease termination fees payable for terminating any such leases which are not paid jointly to Borrower and the Lender or otherwise applied as provided in the Loan Documents;

(ix) all damages, expenses or costs suffered or incurred by Lender as a result of the Environmental Indemnity Agreement from Borrower and Guarantor of even date herewith;

(x) all damages, expenses or costs suffered or incurred by Leader as a result of non-payment of real estate taxes; and/or

(xi) all damages, expenses or costs suffered or incurred by Lender as a result of misappropriation of rental payments paid more than one month in advance.

15. Customer Identification — USA Patriot Act Notice; OFAC and Bank Secrecy Act. Leader hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Lender to identify Borrower in accordance with the Act. In addition, Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls Borrower or any subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

16. Expenses And Indemnification. Borrower shall pay all costs and expenses in connection with the preparation of this Note and the Loan Documents, including, without limitation, reasonable attorneys’ fees and time charges of attorneys who may be employees of Lender or any affiliate or parent of Lender. Borrower shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Note and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses. Borrower also agrees to defend (with counsel satisfactory to Lender), protect, indemnify and hold harmless Lender, any parent corporation, affiliated corporation or subsidiary of Lender, and each of their respective officers, directors, employees, attorneys and agents (each an “Indemnified Party”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party thereto, which shall also include, without limitation, attorneys’ fees and time charges of attorneys who may be employees of Lender, any parent corporation or affiliated corporation of Lender), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, environmental laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Note or any of the Loan Documents, or any act, event or transaction related or attendant thereto, the preparation, execution and delivery of this Note and the Loan Documents, the making or issuance and management of the Loan, the use or intended use of the proceeds of this Note and the enforcement of Lender’s rights and remedies under this Note, the Loan Documents any other instruments and documents delivered hereunder, or under any other agreement between Borrower and Lender; provided, however, that Borrower shall not have any obligations hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and failing prompt payment together with interest thereon at the Past Due Rate from the date incurred by each Indemnified Party until paid by Borrower, shall be added to the obligations of Borrower evidenced by this Note and secured by the collateral securing this Note. The provisions of this section shall survive the satisfaction and payment of this Note.

17. Debt Service Coverage Requirement. Within forty-five (45) days alter each Calculation Date Borrower shall submit to Lender a detailed calculation of the Debt Service Coverage for such calendar quarter certified as being true and correct by an officer of Borrower (a “DSC Certificate”), in a form reasonably acceptable to Lender. Lender shall have the right to adjust any calculation by Borrower of Debt Service Coverage so as to correct such calculation or render such calculation in compliance with the provisions of this Section 17. An Event of Default shall occur if either (i) Borrower shall fail to deliver the DSC Certificate as required above, or (ii) if the Debt Service Coverage is less than the Minimum Debt Service Coverage for any Calculation Period (a “DSC Default”); provided that Borrower may cure a DSC Default by repaying such portion of the principal balance of the Loan as is necessary to cause the Debt Service Coverage to be not less than the Minimum Debt Service Coverage. For the purposes hereof, the following terms shall have the meanings set forth below:

Assumed Debt Service: On a per annum basis, the product obtained by multiplying the outstanding principal balance of the Loan as of the Calculation Date by the loan constant derived by applying a thirty (30) year amortization schedule to the outstanding principal balance of the Loan using an interest rate equal to the yield per annum as of the date of such calculation of the greater of (x) eight percent (8%) per annum, or (y) the “on the run” U.S. Government T-Notes maturing approximately ten (10) years after the Calculation Date (determined in good faith by Lender), plus two and one-half percent (2.50%) per annum, or (z) the actual rate of interest payable with respect to the Loan.

Assumed TI/LC Reserve: A per annum sum equal to the product of (a) $1.00 and (b) the aggregate number of square feet comprising the Improvements (as defined in the Senior Deed of Trust) which sum is intended to serve as an annual reserve for purposes of paying tenant improvements costs and leasing commission costs in connection with the operation of the Property.

Calculation Date: The last day of each Calculation Period.

Calculation Period: Any calendar quarter commencing on or after January 1, 2010 (For example, the first Calculation Period would consist of January, February and March, 2010; the second Calculation Period would consist of April, May and June, 2010 and so on).

Debt Service Coverage: With respect to each Calculation Period, the amount calculated by dividing Net Operating Income for such period by Assumed Debt Service for such period.

Gross Revenues: For any period, all revenues of Borrower, determined in accordance with sound accounting practices related to the real estate industry (excluding any straight-line adjustments to rent and with free rent not counted as revenues), derived from leases entered approved by Lender or entered into in accordance with the terms of the Loan Documents with Tenants in occupancy that (x) are not in default of their respective lease beyond all applicable notice and cure periods, (y) are not the subject of any petition under the Bankruptcy Code and (z) are paying rent under their respective leases, as all such revenues are verified in a sworn statement of Borrower delivered to Lender together with all necessary supporting documentation reasonably requested by Lender; provided, however, that in no event shall Gross Revenues include (i) any gain arising from any write-up of assets; (ii) any loan proceeds; (iii) proceeds or payments under insurance policies (except that proceeds of business interruption insurance covering the Project shall be included in Gross Revenues); (iv) gross receipts of licensees, concessionaires or similar third parties; (v) condemnation proceeds or sales proceeds in lieu of and/or under threat of condemnation; (vi) any security deposits received from tenants in the Project, unless and until the same are applied to rent or other obligations in accordance with the tenant’s lease; or (vii) any other extraordinary non-recurring items, in Lender’s reasonable discretion.

Minimum Debt Service Coverage: Shall mean 1.00.

Net Operating Income: For any period, the amount by which Gross Revenues for such period exceed the aggregate of (a) Operating Expenses for such period and (b) the Assumed TI/LC Reserve; provided, however, that such sum shall be prorated so that it is applicable to the period of time in question.

Operating Expenses: For any period, without duplication, the actual costs and expenses of owning, operating, managing, repairing and maintaining the Project during such period incurred by Borrower, including, without limitation, real estate taxes; insurance premiums and utility costs, but using the following adjustments: management fees shall be calculated at a rate equal to the greater of three percent (3%) of gross revenues or the actual management fees for such period; assumed reserves shall be included in Operating Expenses in the amount of $0.25 per square foot of net rentable space in the Project per annum for capital expenditures, leasing expenses and non-recoverable tenant improvement costs; provided, however, that Operating Expenses shall exclude (i) interest or principal due on the Loan, (ii) any fees paid to Lender in connection with the Loan, (iii) capital expenditures other than the reserve amount set forth above, or (iv) depreciation, amortization and other non-cash items. For the purpose of calculating Operating Expenses hereunder, those Operating Expenses that are paid by Borrower on an irregular basis during the calendar year, including real estate taxes and insurance, shall be annualized and deemed expended in equal monthly installments throughout the calendar year.

18. No Cash Distribution. Until such time as the Loan is repaid in full Borrower shall not make any distributions to partners, members or shareholders. The failure of Borrower to comply with the provisions of this Section 18 shall constitute an Event of Default.

19. Lockbox Arrangement. Pursuant to the Lockbox Agreement, upon the occurrence of a Trigger Event (as defined in the Lockbox Agreement), Borrower shall direct all tenants under leases of space in the Property to make all payments due to Lender directly to a post office box (the “Lockbox”) designated by, and under the exclusive control of, Lender. Pursuant to the Lockbox Agreement, Borrower shall establish the Lockbox and an account (the “Lockbox Account”) in Borrower’s name with Lender into which all payments received in the Lockbox shall be deposited, and into which Borrower will immediately deposit all payments received by Borrower in the identical form in which such payments were made, whether by cash or check. If Borrower, a subsidiary or any director, officer, employee, agent or Borrower or any subsidiary, or any other person acting for or in concert with Borrower shall receive any monies, checks, notes, drafts or other payment relating to or as proceeds of Property, Borrower and each such person shall receive all such items in trust for, and as the sole and exclusive property of, Lender and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lockbox Account. Borrower agrees that all payments made to such Lockbox and Lockbox Account or otherwise received by Lender, whether in respect of the accounts or as proceeds of other collateral or otherwise, will be applied as set forth in the Lockbox Agreement. Borrower agrees to pay all fees, costs and expenses which Lender incurs in connection with opening and maintaining the Lockbox and the Lockbox Account and depositing for collection by Lender any check or other item of payment received by Lender on account of the indebtedness evidenced by this Note. All of such fees, costs and expenses shall constitute indebtedness evidenced by this Note, shall be payable to Lender by Borrower upon demand, and, until paid, shall bear interest at the Past Due Rate. All checks, drafts, instruments and other items of payment or proceeds shall be endorsed by Borrower to Lender, and, if that endorsement of any such item shall not be made for any reason, Lender is hereby irrevocably authorized to endorse the same on Borrower’s behalf. For the purpose of this section, Borrower irrevocably hereby makes, constitutes and appoints Lender (and all persons designated by Lender for that purpose) as Borrower’s true and lawful attorney and agent-in-fact (i) to endorse Borrower’s name upon such items of payment and/or proceeds and any document, instrument, invoice or similar document or agreement relating to any account of Borrower or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; and (iii) to have access to any lockbox or postal box into which any of Borrower’s mail is deposited, and open and process all mail addressed to Borrower and deposited therein.

20. Replacement Note. This Note constitutes a renewal and restatement of, and replacement and substitution for, that certain Promissory Note dated as of December 28, 2005 in the maximum principal amount of Thirteen Million and No/100 Dollars ($13,000,000.00), executed by Borrower and made payable to the order of Lender (the “Original Senior Note”). The indebtedness evidenced by the Original Senior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Original Senior Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

21. Signatures. The Joinder attached to this Note is fully binding on each Guarantor whose signature is indicated thereon, notwithstanding the fact that the Joinder may have been signed by less than all of the guarantors under the Loan Documents, and the fact that not all of the guarantors under the Loan Documents have signed the Joinder shall not be used as a defense to enforcement of the Joinder against each Guarantor.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK —
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first written above.

BORROWER:
NNN Executive Center, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its: Manager
By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN Executive Center 1, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN Executive Center 2, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN Executive Center 3, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 4, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 5, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer

NNN Executive Center 6, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 7, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 8, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer

NNN Executive Center 9, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 10, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 11, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer

NNN Executive Center 12, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 13, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 15, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 16, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center II and III 2003, LP, a Texas limited partnership
By: NNN Executive Center II and III 2003 GP, LLC, a Delaware limited liability company, its sole general partner
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its:	Manager
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	) )	) SS.

On February 3, 2010, before me, P.C. Han, Notary Public, personally appeared Jeffrey T. Hanson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument in person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ P.C. Han (Seal)

My Commission Expires:

June 25, 2011

ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	) )	) SS.

On February 3, 2010, before me, P.C. Han, Notary Public, personally appeared Jeffrey T. Hanson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument in person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ P.C. Han (Seal)

My Commission Expires:

June 25, 2011

JOINDER

Each of the undersigned join in the execution and delivery of this Note solely for the purpose of joining in the obligations described in Paragraph 14.2 thereof and except as specifically described therein, the undersigned has no obligations under this Note.

GUARANTOR:
GRUBB & ELLIS REALTY INVESTORS, LLC, a Virginia limited liability company, f/k/a TRIPLE NET PROPERTIES, LLC By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN REALTY ADVISORS, INC., a Delaware corporation By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer